UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 9, 2019

Date of Report

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TYPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders

On October 9, 2019, Monotype Imaging Holdings Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at the Company’s headquarters located at 600 Unicorn Park Drive, Woburn, Massachusetts 01801.

As of August 23, 2019, the record date for the Special Meeting, there were 41,315,681 shares of the Company’s common stock outstanding and entitled to vote. At the Special Meeting, 34,822,256 shares, or approximately 84.28% of all outstanding shares of common stock, were present either in person or by proxy.

At the Special Meeting, three proposals were considered:

(1) The proposal to adopt the Agreement and Plan of Merger, dated as of July 25, 2019 (as it may be amended, supplemented or otherwise modified from time to time), by and among Monotype Imaging Holdings Inc., Marvel Parent, LLC and Marvel Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger Proposal”).

(2) The proposal to approve a nonbinding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (the “Compensation Proposal”).

(3) The proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Merger Proposal (the “Adjournment Proposal”).

At the Special Meeting, the Merger Proposal and the Compensation Proposal were approved by stockholders. Sufficient votes were also received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Merger Proposal. The table below shows the final voting results from the Special Meeting.

1.	Merger Proposal:

For	Against	Abstain
33,600,660	1,158,254	63,342

2.	Compensation Proposal:

For	Against	Abstain
33,762,899	951,400	107,957

3.	Adjournment Proposal:

For	Against	Abstain
32,354,514	2,395,101	72,641

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2019

MONOTYPE IMAGING HOLDINGS INC.

By:	/s/ Scott E. Landers
Name:	Scott E. Landers
Title:	Chief Executive Officer